                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                   July 10, 1997
                                                             -------------------

                                 FIRST USA BANK
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



   Delaware                          33-99362                     76-0039224
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 (State or other jurisdiction   (Commission File Number)     (IRS Employer
   of incorporation or                                    Identification Number)
      organization)


201 North Walnut Street, Wilmington, Delaware                             19801
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(Address of principal executive offices)                              (Zip Code)


                    302/594-4117
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Registrant's telephone number, including area code


                                       N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

        Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of June 1 through June 30, 1997 (the "Collection Period"), on the
Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

                 Original Principal  Original Principal      Pooling and
                      Amount              Amount         Servicing Supplement                  Interest  Principal
  Series             (Class A)           (Class B)               Date          Interest Type   Payment    Payment
------------------------------------------------------------------------------------------------------------------------

  1993-1           500,000,000               -              May 1, 1993           Floating        yes      yes
  1993-3           750,000,000               -              October 1, 1993       Floating        yes       no
  1994-3           532,350,000           34,650,000         June 1, 1994          Floating        yes      yes
  1994-4           726,450,000           56,550,000         June 1, 1994          Floating        yes       no
  1994-5           500,000,000           39,160,000         July 30, 1994         Floating        yes       no
  1994-6           750,000,000           58,380,000         July 30, 1994         Floating        yes       no
  1994-7           750,000,000           58,735,000         November 8, 1994      Floating        yes       no
  1994-8           500,000,000           39,157,000         November 8, 1994      Floating         *        no
  1995-1         1,000,000,000           78,300,000         March 1, 1995         Floating        yes       no
  1995-2           660,000,000           51,700,000         March 1, 1995         Floating        yes       no
  1995-3           830,000,000           65,000,000         May 16, 1995          Floating        yes       no
  1995-4           750,000,000           67,770,000         September 14, 1995    Floating        yes       no
  1995-5           500,000,000           45,180,000         September 14, 1995    Floating        yes       no
  1995-6         1,245,000,000          112,500,000         December 7, 1995      Floating        yes       no
  1996-1           750,000,000           67,770,000         March 6, 1996         Floating        yes       no
  1996-2           600,000,000           54,300,000         June 4, 1996          Floating        yes       no
  1996-4           500,000,000           45,180,000         August 6, 1996        Floating        yes       no
  1996-6           862,650,000           78,000,000         November 13, 1996     Floating        yes       no
  1996-8           400,000,000           36,200,000         December 11, 1996     Floating        yes       no
  1997-1           750,000,000           67,770,000         February 4, 1997      Floating        yes       no
  1997-2           500,000,000           45,180,000         May 8, 1997           Floating        yes       no
  1997-3           500,000,000           45,180,000         June 10, 1997         Floating        yes       no
  1997-4           500,000,000           45,180,000         June 10, 1997         Floating        yes       no

          The 1993-1 Certificates, 1993-3 Certificates, 1994-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, and 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, and 1997-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13,
99.14, 99.15, 99.16, 99.17, 99.18, 99.19, 99.20, 99.21, 99.22, and 99.23 to this report.

Item 7. Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-3 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-5 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST USA BANK
                                       As Servicer



                                       By: /s/ Peter W. Atwater
                                           -------------------------
                                           Peter W. Atwater
                                           Treasurer




Date: July 23, 1997
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